SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2019

EVO Payments, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38504	82-1304484
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Ten Glenlake Parkway, South Tower, Suite 950 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (516) 479-9000

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVOP	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 15, 2019, EVO Payments, Inc. (the “Company”) completed an underwritten offering of 4,000,000 shares of its Class A common stock (the “Shares”) pursuant to a registration statement on Form S-3 (File No. 333-231912) filed with the Securities and Exchange Commission.

The Company used all of the net proceeds received by the Company from the sale of the Shares in the offering to purchase (i) LLC interests in EVO Investco, LLC (“EVO LLC”) and an equivalent number of shares of the Company’s Class B common stock (which shares were then canceled) from Blueapple, Inc. and (ii) LLC Interests of EVO LLC and an equivalent number of shares of the Company’s Class D common stock (which shares were then canceled) from entities affiliated with Madison Dearborn Partners, LLC.

BofA Securities, Inc. and Barclays Capital Inc. acted as joint underwriters for the offering (collectively, the “Underwriters”).

In connection with the offering of the Shares, the Company and EVO LLC entered into an underwriting agreement (the “Underwriting Agreement”) with the Underwriters, dated August 12, 2019. The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and EVO LLC and also provides for customary indemnification by each of the Company, EVO LLC and the Underwriters against certain liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the opinion of King & Spalding LLP relating to the legality of the sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 12, 2019, by and among EVO Payments, Inc., EVO Investco, LLC, and BofA Securities, Inc. and Barclays Capital Inc.

5.1	Opinion of King & Spalding LLP

23.1	Consent of King & Spalding LLP (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVO Payments, Inc.

	By:	/s/ Steven J. de Groot
		Name:	Steven J. de Groot
Date: August 15, 2019		Title:	Executive Vice President, General Counsel and Secretary